NEWS RELEASE
TO BUSINESS EDITOR:

       COMM BANCORP, INC. REPORTS 29% INCREASE IN SECOND QUARTER EARNINGS

     Clarks Summit, PA, July 17/PR Newswire/-Comm Bancorp, Inc. (Nasdaq:CCBP) today reported second quarter 2006 earnings of $1,575 thousand or $.85 per share, a $355 thousand or 29.1% increase compared to $1,220 thousand or $0.65 per share for the same quarter of 2005. For the six months ended June 30, earnings improved $625 thousand or 25.0% to $3,125 thousand or $1.69 per share in 2006 compared to $2,500 thousand or $1.34 per share in 2005.

     Return on average assets was 1.16% for the three months and six months ended June 30, 2006, compared to 0.93% and 0.95% for the same periods of 2005. Return on average equity was 12.30% for the second quarter and 12.39% year-to-date 2006. For 2005, return on average equity was 10.12% for the second quarter and 10.47% year-to-date.

     "Solid net interest income growth was the key factor leading to record second quarter and year-to-date earnings," stated William F. Farber, Sr., President and Chief Executive Officer. "Our well positioned balance sheet proved beneficial during this rising interest rate environment, resulting in a very substantial improvement in the tax-equivalent net interest margin. In addition, improved operating efficiency added to the company's overall performance," continued Farber. "Our capital resources have also benefited greatly from the earnings growth. Strong resources will allow us to concentrate on building and expanding market share during the remainder of 2006," concluded Farber.

HIGHLIGHTS

     -    Year-to-date earnings per share increased $0.35.

     - Second quarter 2006 net interest margin widened 44 basis points compared to same quarter.

     -    Year-to-date efficiency ratio improved 8%.

     -    Net charge-offs declined 15% comparing 2006 and 2005.

INCOME STATEMENT REVIEW

     Tax-equivalent net interest income for the first six months of the year improved $1.3 million or 13.7% to $10.8 million in 2006 from $9.5 million in 2005. A $2.4 million or 16.8% increase in tax-equivalent interest revenue to $16.7 million was the primary factor leading to the improvement. Partially offsetting the higher revenue was an increase in interest expense of $1.1 million. With regard to interest revenue, the improvement primarily resulted from an 81 basis point increase in the tax-equivalent yield on earning assets. Also impacting interest revenue was a $12.3 million increase in the volume of average earning assets. Specifically, the tax-equivalent yield on the loan portfolio increased 75 basis points to 6.86% for the six months ended June 30, 2006 from 6.11% for the same period of 2005. Loans, net of unearned income averaged $24.1 million higher comparing 2006 and 2005. Similar to loan yields, the tax-equivalent yield on investment portfolio rose 77 basis points to 4.98% in 2006 from 4.21% in 2005. However, the average balance of the investment portfolio decreased

$13.8 million. The 22.8% increase in interest expense resulted primarily from a 49 basis point increase in the cost of funds from 2.37% in 2005 to 2.86% in 2006. Interest-bearing liabilities averaged $8.1 million higher comparing the first six months of 2006 and 2005. For the six months ended June 30, the tax-equivalent net interest margin improved 43 basis points to 4.20% in 2006 from 3.77% in 2005. In addition, the net interest margin for the second quarter of 2006 was 4.28%, 16 basis points higher than the prior quarter and 44 basis points higher than the same quarter of 2005.

     The provision for loan losses was $225 thousand for the second quarter of 2006 and $405 thousand year-to-date. For the comparable periods of 2005, the provision for loan losses was $158 thousand and $458 thousand.

     Noninterest revenue was $1,711 thousand for the six months ended June 30, 2006, compared to $2,178 thousand for the same six months of 2005. Included in noninterest revenue in 2005 was a $235 thousand gain on the sale of the merchant services portfolio. Service charges, fees and commissions decreased $67 thousand, while higher mortgage rates caused a reduction of $165 thousand in the gain on sale of residential mortgages. For the second quarter, noninterest revenue decreased $209 thousand to $851 thousand in 2006, from $1,060 thousand in 2005.

     For the first half of 2006, noninterest expense decreased $145 thousand or 2.0% to $7,275 thousand from $7,420 thousand for 2005. Reductions in legal and consulting fees and core deposit amortization expense were the primary factors leading to a $194 thousand or 7.6% decline in other expenses. In addition, occupancy and equipment expense decreased $21 thousand or 1.7% comparing the first six months of 2006 and 2005. Partially offsetting these declines was a $70 thousand or 1.9% increase in salaries and employee benefits expense. For the second quarter, noninterest expense decreased $81 thousand or 2.1%. A $168 thousand decrease in other expenses was partially offset by increases of $75 thousand in personnel costs and $12 thousand in occupancy and equipment costs.

BALANCE SHEET REVIEW

     For the six months ended June 30, total assets averaged $542.8 million in 2006, an increase of $11.1 million compared to $531.7 million in 2005. Average loans, net of unearned income, increased $24.1 million or 6.0% to $422.6 million for the first half of 2006, from $398.5 million for the same period of 2005. Average investments and federal funds sold declined $11.8 million to $95.6 million from $107.8 million for the same respective periods. Average deposits increased $9.7 million or 2.0% to $483.5 million in 2006 from $473.8 million in 2005. An increase in interest-bearing deposits of $9.9 million accounted for the majority of the deposit growth. Short-term borrowings averaged $6.1 million and $7.8 million for the six months ended June 30, 2006 and 2005.

     Stockholders' equity totaled $51.5 million or $27.80 per share at June 30, 2006, an increase of $1.0 million from $50.5 million or $27.30 per share at March 31, 2006, and $1.8 million from $49.7 million or $26.86 per share at December 31, 2005. Net income, partially offset by net cash dividends declared and a reduction in accumulated other comprehensive income resulting from market value fluctuations of the investment portfolio, factored into the improved capital position. Year-to-date dividends declared were $0.50 per share in 2006 compared to $0.46 per share in 2005.

     Nonperforming assets totaled $3.7 million at June 30, 2006, a decline of $0.3 million from the end of the previous quarter and $0.5 million from year-end 2005. As a percentage of loans, net of unearned income, nonperforming assets equaled 0.90% at the end of the second quarter compared to 0.95% at March 31, 2006, and 1.08% and December 31, 2005. The improvement from the previous quarter-end resulted from reductions in accruing loans past due 90 days or more and foreclosed assets.

     The allowance for loan losses equaled $4.3 million or 1.03% of loans, net of unearned income, at June 30, 2006, compared to $4.0 million and 1.04% at June 30, 2005. The allowance for loan losses covered 115.0% of nonperforming assets at the end of the first half of 2006, compared to 111.8% one year earlier. Net loans charged off decreased $41 thousand or 14.6% to $239 thousand for the six months ended June 30, 2006, from $280 thousand for the same period of last year.

     Comm Bancorp, Inc. serves five Pennsylvania counties through Community Bank and Trust Company's 16 community-banking offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. In addition, customers can take advantage of Klick(SM) Banking, on-line banking services, by accessing the Company's website at http://www.combk.com. The Company's business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently-applied credit policies.

                           [TABULAR MATERIAL FOLLOWS]

                                  SUMMARY DATA
                               COMM BANCORP, INC.
                               FIVE QUARTER TREND
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                           June 30,     March 31,    Dec. 31,     Sept. 30,    June 30,
                                             2006         2006         2005         2005         2005
                                          ----------   ----------   ----------   ----------   ----------
Key performance data:
Per share data:
Net income                                $     0.85   $     0.84   $     0.72   $     0.74   $     0.65
Cash dividends declared                   $     0.25   $     0.25   $     0.23   $     0.23   $     0.23
Book value                                $    27.80   $    27.30   $    26.86   $    26.50   $    26.27
Tangible book value                       $    27.62   $    27.11   $    26.67   $    26.27   $    26.01
Market value:
   High                                   $    44.50   $    44.45   $    41.99   $    43.16   $    42.72
   Low                                    $    39.94   $    41.00   $    36.45   $    39.25   $    39.76
   Closing                                $    43.04   $    42.08   $    41.80   $    39.45   $    40.00
Market capitalization                     $   79,759   $   77,924   $   77,336   $   73,313   $   74,469
Common shares outstanding                  1,853,131    1,851,816    1,850,154    1,858,370    1,861,719
Selected ratios:
Return on average stockholders' equity         12.30%       12.47%       10.65%       11.10%       10.12%
Return on average assets                        1.16%        1.16%        0.98%        1.02%        0.93%
Leverage ratio                                  9.34%        9.13%        9.04%        8.95%        8.80%
Efficiency ratio                               62.49%       62.29%       67.56%       65.44%       69.51%
Nonperforming assets to loans, net              0.90%        0.95%        1.08%        1.20%        0.93%
Net charge-offs to average loans, net           0.08%        0.15%        0.10%        0.13%        0.14%
Allowance for loan losses to loans, net         1.03%        0.98%        1.06%        1.04%        1.04%
Earning assets yield (FTE)                      6.64%        6.39%        6.13%        5.92%        5.75%
Cost of funds                                   2.93%        2.78%        2.60%        2.45%        2.37%
Net interest spread (FTE)                       3.71%        3.61%        3.53%        3.47%        3.38%
Net interest margin (FTE)                       4.28%        4.12%        4.03%        3.95%        3.84%

                               COMM BANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                         June 30,     June 30,
Six Months Ended                                                           2006         2005
----------------                                                        ----------   ----------
Interest income:
Interest and fees on loans:
   Taxable                                                              $   13,057   $   11,055
   Tax-exempt                                                                  876          677
Interest and dividends on investment securities available-for-sale:
   Taxable                                                                   1,106        1,030
   Tax-exempt                                                                  756          772
   Dividends                                                                    36           22
Interest on federal funds sold                                                  73           14
      Total interest income                                                 15,904       13,570
Interest expense:
Interest on deposits                                                         5,811        4,743
Interest on borrowed funds                                                     144          106
      Total interest expense                                                 5,955        4,849
      Net interest income                                                    9,949        8,721
Provision for loan losses                                                      405          458
      Net interest income after provision for loan losses                    9,544        8,263

Noninterest income:
Service charges, fees and commissions                                        1,598        1,665
Net gains on sale of loans                                                     113          278
Net gains on sale of merchant services                                         235
      Total noninterest income                                               1,711        2,178

Noninterest expense:
Salaries and employee benefits expense                                       3,708        3,638
Net occupancy and equipment expense                                          1,201        1,222
Other expenses                                                               2,366        2,560
      Total noninterest expense                                              7,275        7,420
Income before income taxes                                                   3,980        3,021
Provision for income tax expense                                               855          521
      Net income                                                        $    3,125   $    2,500

Other comprehensive income (loss):
Unrealized gains (losses) on investment securities available-for-sale   $     (739)  $       76
Reclassification adjustment for gains included in net income
Income tax expense (benefit) related to other comprehensive income
   (loss)                                                                     (251)          26
      Other comprehensive income (loss), net of income taxes                  (488)          50
      Comprehensive income                                              $    2,637   $    2,550

Per share data:
Net income                                                              $     1.69   $     1.34
Cash dividends declared                                                 $     0.50   $     0.46
Average common shares outstanding                                        1,852,530    1,864,656

                               COMM BANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                June 30,     March 31,    Dec. 31,     Sept. 30,    June 30,
Three months ended                                                2006         2006         2005         2005         2005
------------------                                             ----------   ----------   ----------   ----------   ----------
Interest income:
Interest and fees on loans:
   Taxable                                                     $    6,733   $    6,324   $    6,121   $    5,809   $    5,566
   Tax-exempt                                                         446          430          315          337          347
Interest and dividends on investment securities
   available-for-sale:
   Taxable                                                            503          603          637          493          475
   Tax-exempt                                                         377          379          389          396          381
   Dividends                                                           25           11            9           10           14
Interest on federal funds sold                                         67            6          129          144           14
      Total interest income                                         8,151        7,753        7,600        7,189        6,797

Interest expense:
Interest on deposits                                                2,991        2,820        2,732        2,522        2,363
Interest on borrowed funds                                             60           84                                     27
      Total interest expense                                        3,051        2,904        2,732        2,522        2,390
      Net interest income                                           5,100        4,849        4,868        4,667        4,407
Provision for loan losses                                             225          180          163          161          158
      Net interest income after provision for loan losses           4,875        4,669        4,705        4,506        4,249

Noninterest income:
Service charges, fees and commissions                                 810          788          751          746          828
Net gains on sale of loans                                             41           72           90          119          122
Net gains on sale of merchant services                                                                                    110
      Total noninterest income                                        851          860          841          865        1,060

Noninterest expense:
Salaries and employee benefits expense                              1,918        1,790        1,818        1,778        1,843
Net occupancy and equipment expense                                   596          605          552          588          584
Other expenses                                                      1,205        1,161        1,487        1,254        1,373
      Total noninterest expense                                     3,719        3,556        3,857        3,620        3,800
Income before income taxes                                          2,007        1,973        1,689        1,751        1,509
Provision for income tax expense                                      432          423          359          371          289
      Net income                                               $    1,575   $    1,550   $    1,330   $    1,380   $    1,220

Other comprehensive income (loss):
Unrealized gains (losses) on investment securities
   available-for-sale                                          $     (289)  $     (450)  $     (226)  $     (721)  $      889
Reclassification adjustment for gains included in net income
Income tax expense (benefit) related to other comprehensive
   income (loss)                                                      (98)        (153)         (77)        (245)         302
      Other comprehensive income (loss), net of income taxes         (191)        (297)        (149)        (476)         587
      Comprehensive income                                     $    1,384   $    1,253   $    1,181   $      904   $    1,807

Per share data:
Net income                                                     $     0.85   $     0.84   $     0.72   $     0.74   $     0.65
Cash dividends declared                                        $     0.25   $     0.25   $     0.23   $     0.23   $     0.23
Average common shares outstanding                               1,853,235    1,851,816    1,852,021    1,861,053    1,863,478

                               COMM BANCORP, INC.
                DETAILS OF NET INTEREST AND NET INTEREST MARGIN
                 (IN THOUSANDS, FULLY TAXABLE EQUIVALENT BASIS)

                                           June 30,   March 31,   Dec. 31,   Sept. 30,   June 30,
Three months ended                           2006        2006       2005        2005       2005
------------------                         --------   ---------   --------   ---------   --------
Net interest income:
Interest income Loans, net:
   Taxable                                  $6,733     $6,324      $6,121     $5,809      $5,566
   Tax-exempt                                  676        651         478        510         526
      Total loans, net                       7,409      6,975       6,599      6,319       6,092
Investments:
   Taxable                                     528        614         646        503         489
   Tax-exempt                                  571        574         589        600         578
      Total investments                      1,099      1,188       1,235      1,103       1,067
Federal funds sold                              67          6         129        144          14
      Total interest income                  8,575      8,169       7,963      7,566       7,173
Interest expense:
   Deposits                                  2,991      2,820       2,732      2,522       2,363
   Borrowed funds                               60         84                                 27
      Total interest expense                 3,051      2,904       2,732      2,522       2,390
      Net interest income                   $5,524     $5,265      $5,231     $5,044      $4,783

Loans, net:
   Taxable                                    7.05%      6.85%       6.69%      6.44%       6.31%
   Tax-exempt                                 6.11%      6.07%       5.65%      5.81%       4.91%
      Total loans, net                        6.96%      6.77%       6.60%      6.38%       6.16%
Investments:
   Taxable                                    3.90%      3.64%       3.49%      3.04%       2.82%
   Tax-exempt                                 7.38%      7.41%       7.29%      7.42%       7.33%
      Total investments                       5.17%      4.82%       4.64%      4.48%       4.23%
Federal funds sold                            5.07%      3.63%       3.97%      3.45%       2.76%
      Total earning assets                    6.64%      6.39%       6.13%      5.92%       5.75%
Interest expense:
   Deposits                                   2.90%      2.75%       2.60%      2.45%       2.36%
   Borrowed funds                             5.06%      4.62%                              3.09%
      Total interest-bearing liabilities      2.93%      2.78%       2.60%      2.45%       2.37%
      Net interest spread                     3.71%      3.61%       3.53%      3.47%       3.38%
      Net interest margin                     4.28%      4.12%       4.03%      3.95%       3.84%

                               COMM BANCORP, INC.
                          CONSOLIDATED BALANCE SHEETS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                              June 30,   March 31,   Dec. 31,   Sept. 30,   June 30,
At period end                                   2006        2006       2005        2005       2005
-------------                                 --------   ---------   --------   ---------   --------
Assets:
Cash and due from banks                       $ 15,606    $ 12,435   $ 23,403    $ 13,662   $ 16,400
Federal funds sold                               6,100                 12,000      22,700     13,000
Investment securities available-for-sale        83,823      90,924    104,965      98,756     97,336
Loans held for sale, net                         2,351       2,513      1,934       3,538      3,263
Loans, net of unearned income                  417,317     423,830    388,603     389,606    389,274
Less: Allowance for loan losses                  4,294       4,151      4,128       4,067      4,037
Net loans                                      413,023     419,679    384,475     385,539    385,237
Premises and equipment, net                     11,085      11,063     11,003      11,271     11,339
Accrued interest receivable                      2,900       2,861      2,487       2,576      2,322
Other assets                                     3,599       3,859      3,310       3,448      3,441
      Total Assets                            $538,487    $543,334   $543,577    $541,490   $532,338

Liabilities:
Deposits:
   Noninterest-bearing                        $ 75,158    $ 66,350   $ 75,428    $ 70,989   $ 73,397
   Interest-bearing                            408,689     413,209    415,937     419,095    407,605
      Total deposits                           483,847     479,559    491,365     490,084    481,002
Borrowed funds                                              10,650
Accrued interest payable                         1,052       1,032      1,024       1,059      1,038
Other liabilities                                2,064       1,546      1,499       1,106      1,396
      Total liabilities                        486,963     492,787    493,888     492,249    483,436

Stockholders' equity:
Common stock, par value $0.33 authorized
   12,000,000, issued 1,853,131; 1,851,816;
   1,850,154; 1,858,370; 1,861,719                 612         611        611         613        614
Capital surplus                                  7,012       6,937      6,869       6,831      6,780
Retained earnings                               43,429      42,337     41,250      40,689     39,924
Accumulated other comprehensive income             471         662        959       1,108      1,584
      Total stockholders' equity                51,524      50,547     49,689      49,241     48,902
      Total liabilities and stockholders'
         equity                               $538,487    $543,334   $543,577    $541,490   $532,338

                               COMM BANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                            June 30,   March 31,   Dec. 31,   Sept. 30,   June 30,
Average quarterly balances                    2006        2006       2005        2005       2005
--------------------------                  --------   ---------   --------   ---------   --------
Assets:
Loans, net:
   Taxable                                  $382,814    $374,452   $363,035    $357,980   $353,699
   Tax-exempt                                 44,366      43,507     33,558      34,801     42,926
      Total loans, net                       427,180     417,959    396,593     392,781    396,625
Investments:
   Taxable                                    54,279      68,482     73,470      65,641     69,644
   Tax-exempt                                 31,015      31,413     32,047      32,072     31,650
      Total investments                       85,294      99,895    105,517      97,713    101,294
Federal funds sold                             5,296         670     12,878      16,566      2,036
      Total earning assets                   517,770     518,524    514,988     507,060    499,955
Other assets                                  25,614      23,601     26,190      27,154     25,507
      Total assets                          $543,384    $542,125   $541,178    $534,214   $525,462
Liabilities and stockholders' equity:
Deposits:
   Interest-bearing                         $413,157    $415,556   $416,910    $408,182   $401,620
   Noninterest-bearing                        71,713      66,601     72,840      74,849     70,327
      Total deposits                         484,870     482,157    489,750     483,031    471,947
Borrowed funds                                 4,758       7,374                             3,508
Other liabilities                              2,416       2,189      1,880       1,864      1,667
      Total liabilities                      492,044     491,720    491,630     484,895    477,122
Stockholders' equity                          51,340      50,405     49,548      49,319     48,340
      Total liabilities and stockholders'
         equity                             $543,384    $542,125   $541,178    $534,214   $525,462

                               COMM BANCORP, INC.
                               ASSET QUALITY DATA
                                 (IN THOUSANDS)

                                             June 30,   March 31,   Dec. 31,   Sept. 30,   June 30,
At quarter end                                 2006        2006       2005        2005       2005
--------------                               --------   ---------   --------   ---------   --------
Nonperforming assets:
   Nonaccrual/restructured loans              $3,006      $2,804     $3,303      $3,118     $2,895
   Accruing loans past due 90 days or more       571         794        546       1,128        496
   Foreclosed assets                             158         410        363         443        221
Total nonperforming assets                    $3,735      $4,008     $4,212      $4,689     $3,612
Three months ended
Allowance for loan losses:
Beginning balance                             $4,151      $4,128     $4,067      $4,037     $4,018
Charge-offs                                      102         181        114         151        162
Recoveries                                        20          24         12          20         23
Provision for loan losses                        225         180        163         161        158
Ending balance                                $4,294      $4,151     $4,128      $4,067     $4,037

SOURCE Comm Bancorp, Inc.

/Contact: MEDIA/INVESTORS, Scott A. Seasock, 570-586-0377 or fax, 570-587-3761, of Comm Bancorp, Inc.

Co: Comm Bancorp, Inc.
St: Pennsylvania
In: Fin

Except for the historical information contained, herein, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties in the banking industry and overall economy. Such risks and uncertainties are detailed in the Company's Securities and Exchange Commission reports, including the Annual Report on Form 10-K and quarterly reports on Form 10-Q.